                                      UNAUDITED
                           CONSOLIDATED FINANCIAL STATEMENTS

                           ARKANSAS SYSTEMS, INC. AND SUBSIDIARIES D/B/A ARKSYS


                           Nine month period ended September 30, 1998 and year ended December 31, 1997

                    Arkansas Systems, Inc. and Subsidiaries
                                  d/b/a ARKSYS

                          Consolidated Balance Sheets
                                   Unaudited

                                                 SEPTEMBER 30    DECEMBER 31
                                                     1998           1997
                                                -----------------------------
ASSETS
Current assets:
 Cash and cash equivalents                          $1,688,615     $2,438,246
 Investment securities                                   6,989         57,660
 Accounts receivable:
  Trade, less allowance for doubtful accounts
   of $252,000 at September 30, 1998 and
  December 31, 1997                                  3,482,022      2,870,388

  Other                                                 70,519         33,622
 Note receivable from affiliate                         26,555         26,555
 Costs and estimated earnings in excess of
  billings on software installation contracts          603,733        640,165

 Income taxes receivable                               139,146              -
 Deferred income taxes                                 375,163        331,536

 Prepaid expenses and other assets                     126,170        116,281
                                                -----------------------------
Total current assets                                 6,518,912      6,514,453


Investment in affiliates                               352,029        499,116
Receivable from affiliates                               1,000        390,121
Net property and equipment                             825,202        879,500
Cash surrender value of life insurance policies        928,488        847,620
                                                -----------------------------
Total assets                                        $8,625,631     $9,130,810
                                                =============================

                                                  SEPTEMBER 30    DECEMBER 31
                                                      1998            1997
                                               -------------------------------
LIABILITIES
Current liabilities:
 Accounts payable                                  $   340,666     $   388,151
 Income taxes payable                                        -         189,055
 Accrued expenses                                      897,705       1,153,549
 Advance payments on contracts                       1,384,343       1,253,385
 Billings in excess of costs and estimated
  earnings on software installation contracts          273,437         316,713
                                                ------------------------------
Total current liabilities                            2,896,151       3,300,853

Deferred compensation                                  499,597         476,790
Deferred rent                                          106,607          68,573
                                               -------------------------------
Total liabilities                                    3,502,355       3,846,216

Stockholders' equity:
 Common stock, ($.000167 par value, authorized
  6,000,000 shares; issued and outstanding:
  September 30, 1998--2,655,301; December 31,
  1998--2,654,461                                          443             443
  Additional paid in capital                           393,885         387,517
 Unrealized gain on investments (net of tax of
  $1,225 at September 30, 1998 and $1,524 at
  December 31, 1997)                                     1,973           2,454
 Retained earnings                                   6,552,862       6,632,772
                                               -------------------------------
                                                     6,949,163       7,023,186
 Less treasury stock, at cost (September 30,
  1998--1,102,809 shares; December 31,
  1997--1,090,935 shares)                           (1,825,887)     (1,738,592)
                                               -------------------------------
Total stockholders' equity                           5,123,276       5,284,594
                                               -------------------------------
Total liabilities and stockholders' equity         $ 8,625,631     $ 9,130,810
                                               ===============================

See accompanying notes.

                    Arkansas Systems, Inc. and Subsidiaries
                                 d/b/a ARKSYS

     Consolidated Statements of Operations and Comprehensive Income (Loss)
                                   Unaudited

                                                     NINE MONTH
                                                    PERIOD ENDED     YEAR ENDED
                                                    SEPTEMBER 30    DECEMBER 31
                                                        1998            1997
                                                 -------------------------------
Revenue:
 Software, maintenance and related revenue            $8,767,193    $11,143,465
 Gross profit on hardware sales                          182,630        292,045
                                                 -------------------------------
Total revenue                                          8,949,823     11,435,510

Operating expense:
 Salaries, wages and employee benefits                 7,104,425      8,147,139
 Depreciation                                            200,577        260,980
 Other general and administrative                      2,736,502      3,606,598
 Expenses billed to customers                           (635,628)      (896,984)
                                                 -------------------------------
Total operating expense                                9,405,876     11,117,733
                                                 -------------------------------
(Losses) earnings from operations                       (456,053)       317,777

Other income (expense):
 Interest income                                          64,229        110,663
 Interest expense                                             (7)           (12)
 Loss on sale of property                                      -       (157,306)
 Other, net                                              148,289        105,970
                                                 -------------------------------
Total other income                                       212,511         59,315
                                                 -------------------------------
(Loss) income before equity in loss of
 affiliates and income taxes                            (243,542)       377,092
Equity in loss of affiliates                             (26,921)       (16,978)
                                                 -------------------------------
(Loss) income before income taxes (benefit)             (270,463)       360,114

Provision for income taxes (benefit):
 Current                                                (146,926)       240,315
 Deferred                                                (43,627)      (124,195)
                                                 -------------------------------
                                                        (190,553)       116,120
                                                 -------------------------------
Net (loss) income                                        (79,910)       243,994
Other comprehensive income, net of tax:
 Unrealized gains on investments:
  Unrealized holding gains arising during period             219            909
  Less: reclassification adjustments for gains
   included in net income                                   (700)             -
                                                 -------------------------------
Other comprehensive income (loss)                           (481)           909
                                                 -------------------------------
Comprehensive income (loss)                           $  (80,391)   $   244,903
                                                 ===============================

See accompanying notes.

                    Arkansas Systems, Inc. and Subsidiaries
                                  d/b/a ARKSYS

           Consolidated Statements of Changes in Stockholders' Equity
                                   Unaudited
  Nine month period ended September 30, 1998 and year ended December 31, 1997

                                                   ADDITIONAL     UNREALIZED
                                       COMMON       PAID-IN      GAIN (LOSS)      RETAINED     TREASURY
                                        STOCK       CAPITAL     ON INVESTMENTS    EARNINGS       STOCK             TOTAL
                                       ---------------------------------------------------------------------------------------
Balance at January 1, 1997              $443        $368,065     $1,545           $6,388,778   $(1,632,287)       $5,126,544
 Net income for 1997                       -               -          -              243,994             -           243,994
 Sales of stock to employees               -          19,452          -                    -             -            19,452
 Purchases of treasury
  stock--(19,547 shares at $5.44
  average per share)                       -               -          -                    -      (106,305)         (106,305)
 Change in unrealized gain (loss)
  on investments                           -               -        909                    -             -               909
                                       ----------------------------------------------------------------------------------------
Balance at December 31, 1997             443         387,517      2,454            6,632,772    (1,738,592)        5,284,594
 Net loss for 1998                         -               -          -              (79,910)            -           (79,910)
 Sales of stock to employees               -           6,368          -                    -             -             6,368
 Purchases of treasury
  stock--(11,874 shares at $7.35
  average per share)                       -               -          -                    -       (87,295)          (87,295)
 Change in unrealized gain (loss)
  on investments                           -               -       (481)                   -             -              (481)
                                       ---------------------------------------------------------------------------------------
Balance at September 30, 1998           $443        $393,885     $1,973           $6,552,862   $(1,825,887)       $5,123,276
                                       =======================================================================================

See accompanying notes

                    Arkansas Systems, Inc. and Subsidiaries
                                 d/b/a ARKSYS

                     Consolidated Statements of Cash Flows

                                   Unaudited

                                                    NINE MONTH
                                                   PERIOD ENDED    YEAR ENDED
                                                   SEPTEMBER 30    DECEMBER 31
                                                       1998           1997
                                                  -----------------------------
OPERATING ACTIVITIES
Net (loss) income                                  $  (79,910)     $   243,994
Adjustments to reconcile net (loss) income to
 cash provided by (used in) operating activities:
  Depreciation                                        200,577          260,980
  Loss on sale of property                                  -          157,305
  Undistributed loss of affiliates                     26,921           16,978
  Deferred income taxes                               (43,627)        (124,195)
Changes in operating assets and liabilities:
 Accounts and other receivables                      (648,531)      (1,132,450)
 Receivable from affiliates                           389,121          669,822
 Income taxes receivable                             (139,146)               -
 Income taxes payable                                (189,055)         475,420
 Costs and estimated earnings in excess of
  billings on software installation contracts          36,432         (294,027)
 Prepaid expenses and other assets                     (9,889)          55,155
 Cash surrender value of life insurance policies      (80,868)         (46,233)
 Accounts payable and accrued expenses               (303,329)         357,396
 Advance payments on contracts                        130,958          305,482
 Billings in excess of costs and estimated
  earnings on software installation contracts         (43,276)          77,206
 Deferred compensation                                 22,807           72,595
 Deferred rent                                         38,034           24,656
                                                 -----------------------------
Net cash (used in) provided by operating             (692,781)       1,120,084
 activities

INVESTING ACTIVITIES
Proceeds from sale of property and equipment                -          963,783
Proceeds from maturities of investments                50,190                -
Purchases of property and equipment                  (146,279)         (50,962)
Purchases of investment securities                          -             (461)
Additional investment in affiliates                   120,166          (86,653)
                                                 -----------------------------
Net cash provided by investing activities              24,077          825,707

FINANCING ACTIVITIES
Proceeds from sale of stock                             6,368           19,452
Purchase of treasury stock                            (87,295)        (106,305)
                                                 -----------------------------
Net cash used by financing activities                 (80,927)         (86,853)
                                                 -----------------------------
(Decrease) increase in cash and cash equivalents     (749,631)       1,858,938

Cash and cash equivalents:
 Beginning balance                                  2,438,246          579,308
                                                 -----------------------------
 Ending balance                                    $1,688,615      $ 2,438,246
                                                 =============================

See accompanying notes.

                    Arkansas Systems, Inc. and Subsidiaries
                                 d/b/a ARKSYS

                  Notes to Consolidated Financial Statements
                                   Unaudited
                              September 30, 1998




1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION AND BUSINESS

Founded in 1975 and managed by software professionals Arkansas Systems, Inc. and Subsidiaries d/b/a ARKSYS, ("ARKSYS" or the "Company") sells payment and financial transaction delivery systems worldwide. ARKSYS is a closely-held, independently controlled corporation that is owned 98%, directly and indirectly, by current employees.

ARKSYS provides payment and transaction processing solutions on the IBM AS/400 platform. Its core solution, Integrated Transaction Management ("ITM"), is a modular, comprehensive software architecture for ARKSYS' offerings. Offerings include:

   ATM and network processing software
   Electronic funds transfer software interfaces
   Electronic funds transfer switch control software
   Credit/debt card processing software
   Corporate cash management and personal financial management access products

Headquartered in Little Rock, Arkansas, ARKSYS has satellite offices in Budapest, Hungary, and Orlando, Florida. Arkansas-based marketing and regional sales representatives and a global network of distributors market and sell its offerings and services. Technical staff members, which include delivery, development, research and support personnel, are based in Little Rock.

ARKSYS' client base includes more than 350 active clients in the United States and approximately 70 countries worldwide. ARKSYS has approximately 140 employees.

PRINCIPLES OF CONSOLIDATION

The accompanying consolidated financial statements include the accounts of Arkansas Systems, Inc. and its wholly owned subsidiary, Arkansas Systems, Inc. International (a Foreign Sales Corporation). All significant intercompany accounts and transactions have been eliminated in consolidation.

                    Arkansas Systems, Inc. and Subsidiaries
                                 d/b/a ARKSYS

            Notes to Consolidated Financial Statements (continued)


1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

CASH EQUIVALENTS

ARKSYS considers all highly liquid debt instruments purchased with a maturity of three months or less to be cash equivalents.

INVESTMENT SECURITIES

All marketable securities are classified as available-for-sale and are available to support current operations or to take advantage of other investment opportunities. Those securities are stated at estimated fair value based upon market quotes. Unrealized gains and losses, net of tax, are computed on the basis of specific identification and are included in Retained Earnings.

INVESTMENT IN COMMON STOCK OF LIMITED LIABILITY COMPANIES

ARKSYS is accounting for its investments in Arkansas Systems Building Company, LLC, a 48.389% owned affiliate, Arkansas Systems Land Company, LLC, a 50% owned affiliated, Chenal Technology Center, LLC, a 17% owned affiliate, and EFT Network Services, LLC, a 33 1/3% owned affiliate, by the equity method of accounting. Under this method, ARKSYS's share of the net income or loss of each affiliate is reflected in ARKSYS's investment account, and dividends received from an affiliate are treated as a reduction of the investment account.

RECOGNITION OF REVENUES

ARKSYS offers banking and financial software products under licensing agreements with monthly and annual maintenance support. Revenues from licensing agreement contracts are recognized on a percentage of completion basis whereby a pro rata portion of revenue and related costs are recognized as the work progresses. Maintenance agreement revenues are recognized over the terms of the maintenance contracts on a monthly basis. Licensing and maintenance contract revenues received before they are earned are included in the balance sheets as "Advance payments on contracts".

FINANCIAL INSTRUMENTS WITH MARKET RISK AND CONCENTRATION OF CREDIT RISK

ARKSYS maintains its cash in bank deposit accounts which, at times, may exceed federally insured limits. ARKSYS has not experienced any losses in such accounts and does not believe it is exposed to any significant credit risk on cash and cash equivalents.

                    Arkansas Systems, Inc. and Subsidiaries
                                 d/b/a ARKSYS

            Notes to Consolidated Financial Statements (continued)


1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Also, ARKSYS's investment portfolio is comprised primarily of U.S. Government obligations which are backed by the full faith and credit of the United States Government.

The concentration of credit risk in the Company's receivables with respect to the financial services industry is mitigated by the Company's credit evaluation policy, reasonably short collection terms and geographical dispersion of sales transactions. The Company generally does not require collateral or other security to support accounts receivables.

At September 30, 1998, 79% of the Company's total accounts receivable resulted from foreign sales. Customers in Hungary accounted for approximately 2% of the Company's total accounts receivable at September 30, 1998.

PROPERTY AND EQUIPMENT

Property and equipment are stated at cost, less accumulated depreciation. Depreciation is provided using the straight line method. The building and building additions have been assigned depreciable lives of 10 to 30 years. The depreciable lives of automobiles, office furniture and data processing equipment are 3 to 8 years.

IMPAIRMENT OF ASSETS

The Company accounts for any impairment of its long-lived assets using SFAS No. 121, "Accounting for Impairment of Long-Lived Assets and for Long-lived Assets to be Disposed Of". Under SFAS No. 121, impairment losses are recognized when information indicates the carrying amount of long-lived assets, identifiable intangibles and any goodwill related to those assets will not be recovered through future operations or sale.

INCOME TAXES

The liability method is used in accounting for income taxes. Under this method, deferred tax assets and liabilities are determined based on differences between financial reporting and tax bases of assets and liabilities and are measured using the enacted tax rates and laws that will be in effect when the differences are expected to reverse.

                    Arkansas Systems, Inc. and Subsidiaries
                                 d/b/a ARKSYS

            Notes to Consolidated Financial Statements (continued)

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

RESEARCH AND DEVELOPMENT EXPENDITURES

Research and development expenditures, consisting primarily of employee salaries and computer-related expenses, incurred for the development of new software systems, are expensed as incurred and amounted to approximately $1,300,000 for the nine months ended September 30, 1998 and $1,700,000 for December 31, 1997.

USE OF ESTIMATES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

ADVERTISING COSTS

The Company expenses advertising costs as incurred. Advertising costs included in other general and administrative expenses totaled $66,620 for the nine months ended September 30, 1998 and $66,390 for December 31, 1997.

STOCK-BASED COMPENSATION

The Company accounts for its stock-based compensation in accordance with Accounting Principles Board ("APB") Opinion No. 25, "Accounting for Stock Issued to Employees", and accordingly, recognized no compensation expense for the stock option grants.

2. INVESTMENT SECURITIES

The cost and fair value of investments in debt and equity securities consist of the following:

                                                 SEPTEMBER 30, 1998
                                --------------------------------------------------
                                                 GROSS        GROSS
                                              UNREALIZED   UNREALIZED
                                     COST        GAINS       LOSSES     FAIR VALUE
                                --------------------------------------------------
Equity securities                     $3,791       $3,198  $       -        $6,989
                                --------------------------------------------------
                                      $3,791       $3,198  $       -        $6,989
                                ==================================================

                    Arkansas Systems, Inc. and Subsidiaries
                                  d/b/a ARKSYS


            Notes to Consolidated Financial Statements (continued)


2. INVESTMENT SECURITIES (CONTINUED)

                                                      DECEMBER 31, 1997
                                  --------------------------------------------------
                                                 GROSS          GROSS
                                              UNREALIZED     UNREALIZED
                                     COST        GAINS         LOSSES     FAIR VALUE
                                  --------------------------------------------------
Equity securities                    $ 3,791       $2,844   $    -        $ 6,635
Obligations of local governments      49,891        1,134        -         51,025
                                  --------------------------------------------------
                                     $53,682       $3,978   $    -        $57,660
                                  ==================================================

Debt securities at December 31, 1997 matured in 1998.

The fair market value of these financial instruments is based upon quoted market prices for these or similar investments.

3. PROPERTY AND EQUIPMENT

Property and equipment consists of the following:

                                                 SEPTEMBER 30     DECEMBER 31
                                                     1998             1997
                                             --------------------------------
Land                                                $   107,088   $   107,088
Building and improvements                                15,176         6,747
Data processing equipment                             1,786,257     2,088,947
Office equipment and automobiles                        622,885       591,935
                                             --------------------------------
                                                      2,531,406     2,794,717
Less accumulated depreciation                        (1,706,204)   (1,915,217)
                                             --------------------------------
Net property and equipment                          $   825,202   $   879,500
                                             ================================

4. CONTRACTS IN PROCESS

The software installation contracts in process consist of the following:

                                                SEPTEMBER 30     DECEMBER 31
                                                    1998            1997
                                            --------------------------------
Costs and estimated earnings on software
 installation contracts                           $ 4,496,700    $ 3,911,139
Less billings to date                              (4,166,404)    (3,587,687)
                                            --------------------------------
                                                  $   330,296    $   323,452
                                            ================================

                                                                          15

                    Arkansas Systems, Inc. and Subsidiaries
                                  d/b/a ARKSYS


            Notes to Consolidated Financial Statements (continued)


4. CONTRACTS IN PROCESS (CONTINUED)

Components are included in the accompanying consolidated balance sheets under the following captions:

                                                SEPTEMBER 30    DECEMBER 31
                                                    1998            1997
                                              -----------------------------
Costs and estimated earnings in excess of
 billings on software installation contracts        $ 603,733     $ 640,165
Billings in excess of costs and estimated
 earnings on software installation contracts         (273,437)     (316,713)
                                              -----------------------------
                                                    $ 330,296     $ 323,452
                                              =============================

5. INVESTMENT IN LIMITED LIABILITY COMPANIES (UNAUDITED)

Condensed financial information for Arkansas Systems Building Company, LLC; Arkansas Systems Land Company, LLC; EFT Network Services, LLC; and Chenal Technology Center, LLC consist of the following:

                                           NINE MONTH PERIOD ENDED SEPTEMBER 30, 1998
                                      BUILDING          LAND         NETWORK       TECHNOLOGY
                                       COMPANY        COMPANY       SERVICES         CENTER
                                  -----------------------------------------------------------
ASSETS
Cash                                  $   369,980      $    211       $ 17,117     $  178,805
Property and equipment (net)           11,274,322             -        195,470        166,200
Other                                           -       421,453         75,459      1,397,034
                                  -----------------------------------------------------------
Total assets                          $11,644,302      $421,664       $288,046     $1,742,059
                                  ===========================================================

LIABILITIES AND EQUITY
Payable to ARKSYS                     $    94,662      $  1,000       $ 26,555     $        -
Other payables                                  -       421,453         76,795         36,523
Debt                                   10,505,433             -              -        813,704
Capital                                   490,279        64,695        262,134        406,081
Retained earnings  (deficit)              553,928       (65,484)       (77,438)       485,751
                                  -----------------------------------------------------------
Total liabilities and equity          $11,644,302      $421,664       $288,046     $1,742,059
                                  ===========================================================

Revenue                               $ 1,705,419      $      -       $414,897     $1,164,202
Cost of sales                                   -             -         65,642        264,542
Operating expenses                      1,405,799        23,765        403,101        113,715
                                  -----------------------------------------------------------
Net income (loss)                     $   299,620      $(23,765)      $(77,438)    $  785,945
                                  ===========================================================
Percent owned by ARKSYS                    48.389            50          33.33             17
                                  ===========================================================

                    Arkansas Systems, Inc. and Subsidiaries
                                 d/b/a ARKSYS

            Notes to Consolidated Financial Statements (continued)


5. INVESTMENT IN LIMITED LIABILITY COMPANIES (UNAUDITED) (CONTINUED)

                                          YEAR ENDED DECEMBER 31, 1997
                               BUILDING          LAND         NETWORK      TECHNOLOGY
                               COMPANY          COMPANY       SERVICES       CENTER
                         ------------------------------------------------------------
ASSETS
Cash                         $   381,480       $    267      $  54,597     $   17,352
Property and equipment
 (net)                        11,467,503              -        201,297        168,460
Other                                  -        421,453        112,213      2,427,481
                         ------------------------------------------------------------
Total assets                 $11,848,983       $421,720      $ 368,107     $2,613,293
                         ============================================================

LIABILITIES AND EQUITY
Payable to ARKSYS            $   389,121       $  1,000      $  26,555     $        -
Other payables                         -              -         42,733         30,939
Debt                          10,602,196        421,453              -      2,077,886
Capital                          623,398         80,525        676,628        804,662
Retained earnings
 (deficit)                       234,268        (81,258)      (377,809)      (300,194)
                         ------------------------------------------------------------
Total liabilities and
 equity                      $11,848,983       $421,720      $ 368,107     $2,613,293
                         ============================================================

Revenue                      $ 1,999,697       $      -      $ 372,453     $  303,100
Cost of sales                          -              -         39,115        180,931
Operating expenses             1,823,436         41,719        567,892        216,723
                         ------------------------------------------------------------
Net income (loss)            $   176,261       $(41,719)     $(234,554)    $  (94,554)
                         ============================================================
Percent owned by ARKSYS           48.389             50          33.33             17
                         ============================================================

None of the debt incurred by the above entities is with recourse to the owners.

6. EMPLOYEE BENEFIT PLANS

ARKSYS has established a Profit Sharing and 401(k) plan for all employees who have completed one year of service. Each plan participant can contribute up to the maximum amount allowed by the Internal Revenue Service to the Plan through payroll deductions. ARKSYS's matching contribution to the plan is discretionary and is determined each year by the Board of Directors. The employees' vested percentage regarding the employer's contribution varies according to years of service. ARKSYS's expense for contributions to the plan for the nine month period ended September 30, 1998 and the year ended December 31, 1997 was $224,408 and $287,624, respectively.

                    Arkansas Systems, Inc. and Subsidiaries
                                 d/b/a ARKSYS

            Notes to Consolidated Financial Statements (continued)


6. EMPLOYEE BENEFIT PLANS (CONTINUED)

ARKSYS maintains a self-funded health insurance program which covers all full-time employees and their families at no charge to the employees. In order to administer this program, ARKSYS has entered into a contractual agreement with a third party administrator by which ARKSYS pays a monthly service fee to the administrator based upon employee enrollment. ARKSYS has also purchased stop/loss insurance to limit ARKSYS's liability to $25,000 per employee per year and a total loss on all claims to approximately $21,400 per month. Health care claims are accrued as the services are rendered and, accordingly, the cost of claims incurred but not yet paid of approximately $65,000 and $63,000 at September 30, 1998 and December 31, 1997, respectively is included in accrued liabilities in the accompanying balance sheets.

Until October 1, 1996, ARKSYS also had a nonqualified, unfunded deferred compensation plan for certain key executives providing for payments upon retirement or death. The retirement benefit to be provided was based upon the length of service rendered and a fixed amount determined at the date of initial participation. ARKSYS had insured the lives of the participants in the deferred compensation plan to assist in the funding of the deferred compensation liability. On October 1, 1996, ARKSYS terminated the deferred compensation plan. As of December 31, 1996, five of the seven participants in the deferred compensation plan had received life insurance policies in their names, in full settlement of the related liability.

In 1997, the obligation related to the remaining two participants was converted into a new retirement agreement under which payments are to be made monthly beginning in 2012, for a maximum of 15 years, to either the employee or their beneficiary. The liability had a present value, at an assumed discount rate of 9%, of $499,597 at September 30, 1998. ARKSYS has insured the lives of the participants covered by the new retirement agreement to assist in funding of the deferred compensation liability by acquiring insurance contracts with a combined cash surrender value of $519,276 at September 30, 1998. The assets and liabilities are reported gross in the accompanying balance sheets because the insurance contracts have not been irrevocably assigned to the employees or any plan or trust and accordingly, the insurance contracts are subject to the claims of creditors.

                    Arkansas Systems, Inc. and Subsidiaries
                                 d/b/a ARKSYS

            Notes to Consolidated Financial Statements (continued)

7. STOCK OPTION PLAN

Effective January 1, 1996, ARKSYS established an incentive stock-based compensation plan under which stock options may be granted to officers and other key employees. The plan provides for option prices based on the fair value of the stock on the date the option is granted, as established by the Board of Directors based upon a formula which takes into consideration the Company's book value, gross sales and retained earnings. Options granted under this plan become exercisable in five equal installments commencing one year from the date of the grant.

Shares issued pursuant to options granted under this plan shall not exceed 1,000,000.

Transactions relating to the incentive stock-based compensation plan are summarized as follows:

                                                                 WEIGHTED
                                                                  AVERAGE
                                                    NUMBER OF    PRICE PER
                                                     SHARES        SHARE
                                                  -------------------------
  Options outstanding at January 1, 1997               60,250         $6.46
   Granted                                            152,884          6.91
   Exercised                                             (200)         6.46
   Terminated                                          (9,000)         6.57
                                                  -------------------------
  Options outstanding at December 31, 1997            203,934          6.82
   Granted                                            154,967          7.17
   Exercised                                                -             -
   Terminated                                         (74,700)         7.33
                                                  -------------------------
  Options outstanding at September 30, 1998           284,201          6.88
                                                  =========================

As of September 30, 1998, options for 251,362 shares were exercisable and 715,599 shares were available for stock option grants under the 1996 plan.

Effective April 1, 1996, ARKSYS established a nonqualified stock-based compensation plan under which stock option smay be granted to members of the Board of Directors of the Company. The plan provides for option prices as established by the Board of Directors. Options granted under this plan become exercisable, based on the form of the stock option agreement, either upon the date of grant (incentive form) or in five equal installments commencing one year from the date of the grant (longevity form).

                     Arkansas Systems, Inc. and Subsidiaries
                                 d/b/a ARKSYS

            Notes to Consolidated Financial Statements (continued)

7. STOCK OPTION PLAN (CONTINUED)

Shares issued pursuant to options granted under this plan shall not exceed 240,000. Transactions relating to the nonqualified stock-based compensation plan are summarized as follows:

                                                                  WEIGHTED
                                                  NUMBER OF    AVERAGE PRICE
                                                    SHARES       PER SHARE
                                                ------------------------------
Options outstanding at January 1, 1997                30,000        $6.46
Granted                                                4,342         6.46
Exercised                                                  -            -
Terminated                                                 -            -
                                                ------------------------------
Options outstanding at December 31, 1997              34,342         6.46
Granted                                               35,620         6.46
Exercised                                                  -            -
Terminated                                                 -            -
                                                ------------------------------
Options outstanding at September 30, 1998             69,962        $6.46
                                                ==============================

As of September 30, 1998, options for 51,940 shares were exercisable and 170,038 shares were available for stock option grants under the 1996 nonqualified plan.

The Company has adopted the disclosure-only provisions of Statement of Financial Accounting Standards No. 123, Accounting for Stock-Based Compensation ("SFAS 123"). Accordingly, no compensation cost has been recognized for the stock option plans. Had compensation cost for the Company's stock option plan been determined based on the fair value at the grant date for awards during the nine month period ended September 30, 1998 and the year ended December 31, 1997 consistent with the provisions of SFAS 123, the Company's pro forma net (loss) income would have been $(198,723) and $197,131, respectively.

The fair value of each option grant is estimated on the date of grant using the Black-Scholes option-pricing model. The following weighted-average assumptions were used for grants during the nine month period ended September 30, 1998: dividend yield of 0%; expected volatility of 0%; risk-free interest rate of 4.33% and expected life of 5 years. The following weighted-average assumptions were used for grants in 1997: dividend yield of 0%; expected volatility of 0%, risk-free interest rate of 6.73% and expected life of 5 years.

                    Arkansas Systems, Inc. and Subsidiaries
                                 d/b/a ARKSYS

            Notes to Consolidated Financial Statements (continued)

8. EMPLOYEE STOCK PLANS

The Company also has an employee stock purchase plan for purposes of providing employees with ownership opportunities. The Plan is a non-compensatory plan available to all employees who have completed three full quarters of employment. After meeting the length of employment requirement, an employee accrues rights at the rate of twenty shares per full quarter of employment if employed prior to March 1, 1991. Employees who were employed subsequent to February 28, 1991 accrue ten purchase rights per quarter. Employees who were employed prior to December 31, 1980 accrue four hundred rights per full quarter of employment. Rights granted on or after March 1, 1991 expire if not exercised within three years. Shares of stock purchased with these rights fully vest to the employee immediately upon purchase. All purchases and sales of stock are at values established by the Board of Directors based upon a formula which takes into consideration the Company's book value, gross sales, and retained earnings. The Company retains a right of first refusal on all proposed sales of Company stock.

The Board of Directors may also grant purchase rights to employees on a discretionary basis. Shares of stock purchased with these granted rights vest to the employee over a five year period.

There were rights to purchase 26,603 and 30,213 shares of stock outstanding at September 30, 1998 and December 31, 1997, respectively. Rights were exercised to purchase 840 shares during the nine month period ended September 30, 1998 and 2,570 shares during the year ended December 31, 1997.

9. LINE OF CREDIT

At September 30, 1998, ARKSYS had a $1,500,000 unused line of credit with a bank to be drawn upon as needed, with interest at the lower of 10.0% or the New York Premium rate. The line expires on July 5, 1999. The line has no outstanding balance.

                    Arkansas Systems, Inc. and Subsidiaries
                                 d/b/a ARKSYS

            Notes to Consolidated Financial Statements (continued)


10. FEDERAL AND STATE INCOME TAXES

Significant components of the Company's deferred tax liabilities and assets are as follows:

                                               NINE MONTH PERIOD ENDED
                                                  SEPTEMBER 30, 1998
                                         CURRENT      NONCURRENT      TOTAL
                                      -----------------------------------------
Deferred tax liabilities:
 Property and equipment                  $        -    $   74,950    $   74,950
 Deferred revenue                           121,229             -       121,229
 Other                                            -         1,225         1,225
 Prepaid expenses                             4,212             -         4,212
                                      -----------------------------------------
Total deferred tax liabilities              125,441        76,175       201,616

Deferred tax assets:
 Bad debt reserve                            96,491             -        96,491
 Deferred rent                                    -        40,820        40,820
 Deferred compensation                      191,296             -       191,296
 Accrued vacation                           104,665             -       104,665
 Contributions                                4,012             -         4,012
 Net operating losses and credits                 -       135,783       135,783
 Other                                        3,712             -         3,712
                                      -----------------------------------------
Total deferred tax assets                   400,176       176,603       576,779
                                      -----------------------------------------
Net deferred tax (liabilities)/assets    $  274,735    $  100,428    $  375,163
                                      =========================================

                                            YEAR ENDED DECEMBER 31, 1997
                                       CURRENT       NONCURRENT        TOTAL
                                      -----------------------------------------
Deferred tax liabilities:
 Property and equipment                $         -     $  (92,534)   $  (92,534)
 Deferred revenue                         (123,850)             -      (123,850)
 Other                                           -           (940)         (940)
 Prepaid expenses                           (4,323)             -        (4,323)
                                      -----------------------------------------
Total deferred tax liabilities            (128,173)       (93,474)     (221,647)

Deferred tax assets:
 Bad debt reserve                           96,491              -        96,491
 Deferred rent                                   -         26,257        26,257
 Deferred compensation                           -        182,563       182,563
 Accrued medical claims                     14,641              -        14,641
 Accrued bonuses                           111,274              -       111,274
 Accrued vacation                          118,756              -       118,756
 Other                                       2,262            939         3,201
                                      -----------------------------------------
Total deferred tax assets                  343,424        209,759       553,183
                                      -----------------------------------------
Net deferred tax (liabilities)/assets  $   215,251     $  116,285    $  331,536
                                      =========================================

                    Arkansas Systems, Inc. and Subsidiaries
                                 d/b/a ARKSYS

            Notes to Consolidated Financial Statements (continued)


10. FEDERAL AND STATE INCOME TAXES (CONTINUED)

The use of the liability method in accounting for income taxes requires that deferred tax assets are reduced by a valuation allowance if it is more likely than not that some portion or all of the deferred tax assets will not be realized. Whether a deferred tax asset will be realized depends upon sufficient future taxable income and consideration of limitation on the ability to utilize net operation loss carryforwards and other tax attributes.

Management has considered appropriate factors in assessing the probability of realizing these deferred tax assets. These factors include the deferred tax liabilities of $204,528 and the projection of future taxable earnings. The Company believes that the benefits of the deferred tax assets of $587,856 will be realized, therefore a valuation allowance has not been provided for the deferred tax asset.

At September 30, 1998, the Company has federal and state net operating loss carryforwards of approximately $57,000 and $685,000, respectively. The net operating losses will expire in the year 2018 for federal and 2003 for state. The Company also has general business credits of approximately $78,000 that will expire in 2013.

A reconciliation of the statutory federal income tax rate to the Company's effective rate is presented below.

                                                                   1998            1997
                                                            -------------------------------
Income tax at the statutory rate of 34%                          $   (91,957)    $  122,439
Federal income tax effects of:
 State income taxes                                                        -         (3,637)
 Nondeductible portion of meals and entertainment                      8,082         10,915
 Cash surrender value of life insurance                              (27,495)       (15,719)
 Benefit of nontaxable income from Arkansas Systems, Inc.
  International                                                      (33,150)       (37,563)
  Other                                                              (46,033)        28,989
                                                            -------------------------------
Federal income taxes                                                (190,553)       105,424
State income taxes                                                         -         10,696
                                                            -------------------------------
Provision for income taxes                                       $  (190,553)    $  116,120
                                                            ===============================

No income taxes were paid for the nine month period ended September 30, 1998. Income taxes paid for the year ended December 31, 1997 was $6,500.

                    Arkansas Systems, Inc. and Subsidiaries
                                 d/b/a ARKSYS

            Notes to Consolidated Financial Statements (continued)


11. RELATED PARTY

During 1996, ARKSYS entered into an agreement with Arkansas Systems Building Company, LLC, an affiliate, to lease office space. The lease is classified as an operating lease and provides for specified annual percentage increases. Minimum future rental payments under this noncancelable operating lease as of September 30, 1998, for each of the next 5 years and in the aggregate are:

         1999                                                               $1,071,844
         2000                                                                1,103,999
         2001                                                                1,137,119
         2002                                                                1,171,233
         2003                                                                1,206,370
                                                                          --------------
         Total minimum future rental payments                               $5,690,565
                                                                          ==============

ARKSYS incurred lease expense of $774,909 for the nine month period ended September 30, 1998 and $1,071,242 for December 31, 1997, respectively.

12. COMMITMENTS

The Company has an agreement with a former shareholder to repurchase shares of the Company's common stock over a period extending through 2006. Under the terms of the agreement the Company will pay the former shareholder approximately $60,000 per year through 2006.

13. YEAR 2000 CONSIDERATION

ARKSYS has developed a plan to modify its information technology to be ready for the year 2000 and has begun converting critical data processing systems. ARKSYS currently expects the project to be substantially complete by early 1999. ARKSYS does not expect this project to have a significant effect on operations.

14. PENDING SALE

On September 18, 1998, management of the Company signed a letter of understanding with Euronet Services, Inc. for the sale of all outstanding stock of the Company. The transaction is expected to close the first week of December 1998 with an effective closing date of November 30, 1998.